INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAXES
Schedule of deferred taxes comparision
	2023	2022

Net Operating Losses	$19,676,000	$14,849,000
Intangible assets	926,000	74,000
Stock-based compensation-nonqualified	433,000	418,000
Property and equipment	(12,000)	(140,000)
Allowance for bad debts	25,000	-
Forward purchase agreement	562,000	-
Organizational costs	224,000	195,000
ROU lease liability	289,000	-
Net Deferred Tax Asset	22,123,000	15,396,000

ROU lease asset	(273,000)	-
Total Deferred Tax Liability	(273,000)	-

Valuation Allowance	$(21,850,000)	$(15,396,000)

Reconciliation of the effective income tax rate to the federal statutory rate:
Federal Income Tax Rate	21%	21%
Permanent Differences	(3)%	(2)
State Taxes, net	0%	3
Cumulative adjustments	23%
Change in valuation allowance including the effect of the rate change	(41)%	(22)%
Effective income tax rate	0%	0%